UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

INVENSENSE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35269	01-0789977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Technology Drive San Jose, California	95110
(Address of Principal Executive Offices)	(Zip Code)

(408) 988-7339

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Notes Offering

On November 5, 2013, InvenSense, Inc. (the “Company”) issued a press release announcing its intention to offer, subject to market and other conditions, $125 million aggregate principal amount of Convertible Senior Notes due 2018 (the “Notes”), in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also expects to grant the initial purchaser of the Notes an option to purchase up to an additional $18.75 million aggregate principal amount of the Notes. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The Notes being offered have not been registered under the Securities Act, or applicable state securities laws or blue sky laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from the registration requirements. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

Additional Disclosures

In connection with the private placement of the Notes discussed above, the Company expects to disclose certain additional information concerning the Company to potential purchasers of the Notes in a preliminary offering memorandum dated November 5, 2013. An excerpt from the preliminary offering memorandum containing the additional information is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press release dated November 5, 2013.

99.2	Additional Disclosures.

Statements in this report that are not historical are “forward-looking statements” as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as “will,” “expects,” “anticipates,” or other words that imply or predict a future state. Forward-looking statements involve risks, uncertainties and assumptions, such as statements regarding the private placement of the Notes and statements regarding the acquisition of the MEMS microphone business line of ADI. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors including, but not limited to, fluctuations in the market price of the Company’s common stock, the Company’s and the initial purchaser’s ability to satisfy the conditions required to close the offering, and the Company’s perception of future availability of equity or debt financing needed to fund the growth of its business, as well as changes in economic conditions in the Company’s markets and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission (“SEC”) from time to time. Forward-looking statements are made as of the date hereof, and, except as required by law, the Company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2013		INVENSENSE, INC.

	By:	/s/ Alan Krock
	Name:	Alan Krock
	Title:	Vice President, Chief Financial Officer